JAMES
                                   ADVANTAGE
                                     FUNDS

                                Advised by James
                           Investment Research, Inc.

                                       o

                                 June 30, 1998
                                 Annual Report

                                       o

                                      The
                                 Golden Rainbow
                                      Fund

THE GOLDEN RAINBOW FUND
LETTER TO SHAREHOLDERS
================================================================================
Welcome to the James Advantage Funds. On behalf of the trustees, the officers and the employees of our Fund, I would like to thank you for your support. The reorganization of the Golden Rainbow into our fund family is complete. This has been an exciting year for us as we worked to build a foundation for future success. We look forward to continuing our conservative approach with the Golden Rainbow Fund as well as offering shareholders additional styles and objectives through new funds in the coming months.

INVESTMENT GOALS AND OBJECTIVES
The appreciation of the largest and bluest stocks over the last twelve months was truly amazing, especially since most stocks lagged considerably over that time period. The Golden Rainbow Fund's emphasis on capital preservation is becoming more important as the rally loses steam. We take a prudent approach to investing in stocks, striving to moderate the risks inherent in the stock market with a balance of corporate and government bonds. This balance changes with market conditions. Our goal is to take advantage of the opportunities for appreciation in rising markets, while moderating risks during down markets.

INVESTMENT PHILOSOPHY
We follow a conservative approach to money management using a value-oriented investment approach to select stocks and bonds for the Fund's portfolio. Our investment philosophy is to seek appreciation while remaining committed to capital preservation. To this end, we utilize a top-down approach to investing. This means that we continuously analyze general economic trends, including the direction of interest rates and the outlook for inflation. We filter this information to identify promising markets, industry sectors and specific equity issues.

STRATEGY FOR MEETING FUND OBJECTIVES
The stock market has exhibited a split personality. Smaller stocks have been under-performing, while large companies have been doing quite well. The very largest companies have returned more than 31 percent in the last year and smaller companies have returned less than 5 percent. Because of the elevated price levels, it has become more difficult to find good value in some of the largest stocks that have been leading the advance. Maintaining a position in equities is prudent, however, because of their long term potential. We believe valuation levels are excessive for some stocks and volatility may shake investors' confidence. It would be normal for the market to need a period of time to consolidate its recent gains, and we favor a prudent approach at this time, seeking a blend of securities which hold up well in more difficult markets.

There are certainly positives for the future. We expect inflation to remain low and the slowing economy to provide a boost for bonds, lowering interest rates. Our present plans are to focus on high-quality bonds and value-oriented stocks.

THE MARKET OVER THE PAST YEAR
While the major indices rose, the average stock didn't fare too well. Volatility has become more commonplace -- at one point the Dow Jones Industrials had lost over 1000 points from its high in August 1997. During this fall correction, we were able to pick up some top quality stocks which have done well. However, defensive, value-oriented and smaller securities all lagged the major indices. The bond market did well during the fiscal year and the bonds in the portfolio made an excellent contribution to your overall returns.

FUND PERFORMANCE
Since smaller stocks have been lagging, we have been able to purchase for you securities which appeared to be at bargain prices. Among these were companies such as American Bankers Insurance and Life RE. Both have since been targets of take-overs. In addition, Lehman Brothers and Mohawk Industries provided excellent opportunities and offered strong appreciation to your Fund. Some of your other smaller companies we purchased have not yet responded, but we expect good results from these over the longer run. Basic material stocks and those with links to Asia have been hurt by the difficulties in the Far East.

The Fund under-performed the Lipper Balanced Fund Index, which was to be expected given the Fund's conservative nature and its heavier weighting in bonds.

THE GOLDEN RAINBOW FUND
LETTER TO SHAREHOLDERS (Continued)
================================================================================
The market weighted S&P 500 Index returned 30.17% for the twelve months ended June 30, 1998, while the Russell 2000 returned 16.62%. The strong stock market helped the return on The Golden Rainbow, but the Fund's emphasis on bonds held the total return down from the lofty levels of the indexes. The Lehman Intermediate Bond Index returned 8.60% for the year. Still, the Fund's 9.54% total return over the year was in line with expectations for a conservative balanced fund.

EXPECTATIONS FOR THE FUTURE
Last year, we expected the stock market to enter a difficult phase, and the performance of the typical small and moderate sized firms bears this out. We have anticipated for some time that the incredible bull run in the stock market would run into obstacles, and we think that will hold true next year. A conservative approach to investing, with a focus on value and defense, is likely to work well. A slowing economy should lead to lower interest rates, which would be beneficial to the bond portion of your Fund. Investors looking for stability should focus on value, income and preservation of assets.


/s/ Barry R. James

Barry R. James,  CFA, CIC
Portfolio Manager


Comparison of the Change in Value of a $10,000 Investment in The Golden Rainbow
       Fund, Standard & Poor's 500 Index and a Blended 25/25/50 Index(A).

                       S&P          Blended       The Golden     The Golden
                       500          25/25/50       Rainbow         Rainbow
       Date           Index          Index        Fund (NAV)     Fund (Offer)

     07/01/91         10,000         10,000         10,000          9,580
     09/30/91         10,535         10,579         10,633         10,187
     12/31/91         11,418         11,205         11,129         10,662
     03/31/92         11,129         11,294         10,937         10,477
     06/30/92         11,340         11,379         11,191         10,721
     09/30/92         11,697         11,801         11,797         11,302
     12/31/92         12,286         12,369         12,227         11,714
     03/31/93         12,822         12,880         13,002         12,456
     06/30/93         12,883         13,105         13,215         12,660
     09/30/93         13,215         13,624         13,951         13,365
     12/31/93         13,522         13,804         13,817         13,236
     03/31/94         13,010         13,441         13,297         12,738
     06/30/94         13,064         13,284         13,018         12,472
     09/30/94         13,702         13,731         13,236         12,680
     12/31/94         13,699         13,659         13,242         12,686
     03/31/95         15,033         14,449         14,153         13,558
     06/30/95         16,468         15,493         15,172         14,535
     09/30/95         17,777         16,312         15,660         15,002
     12/31/95         18,848         16,934         16,246         15,564
     03/31/96         19,859         17,307         16,209         15,528
     06/30/96         20,751         17,772         16,349         15,662
     09/30/96         21,392         18,083         16,577         15,880
     12/31/96         23,175         18,916         17,659         16,917
     03/31/97         23,796         18,788         17,773         17,027
     06/30/97         27,951         20,647         19,054         18,254
     09/30/97         30,044         22,081         20,145         19,299
     12/31/97         30,907         22,290         19,919         19,083
     03/31/98         35,218         23,802         20,859         19,983
     06/30/98         36,381         23,950         20,859         19,983

                ------------------------------------------------
                            The Golden Rainbow Fund
                          Average Annual Total Returns

                1 Year         5 Years        Since Inception(B)
                 4.9%            8.6%               10.4%
                ------------------------------------------------

(A) The Blended Index is comprised of a 25% weighting in the Standard & Poor's 500 Index, a 25% weighting in the Russell 2000 Index and a 50% weighting in the Lehman Brothers Intermediate Government/Corporate Bond Index.

(B)  Fund inception was July 1, 1991.

THE GOLDEN RAINBOW FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
================================================================================
ASSETS
Investment securities, at value (cost of $111,197,152) (Note 1) ..  $131,143,975
Receivables:
   Dividends and interest ........................................     1,315,443
Other assets .....................................................         7,489
                                                                    ------------
     TOTAL ASSETS ................................................   132,466,907
                                                                    ------------
LIABILITIES
Cash overdraft ...................................................       229,885
Payable for capital shares redeemed ..............................        94,577
Accrued expenses:
   Management fees (Note 3) ......................................        10,681
   12b-1 distribution and service fees (Note 3) ..................         3,608
   Other .........................................................        33,875
                                                                    ------------
     TOTAL LIABILITIES ...........................................       372,626
                                                                    ------------

NET ASSETS .......................................................  $132,094,281
                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital ..................................................  $ 98,447,391
Accumulated net realized gains from security transactions ........    13,627,121
Undistributed net investment income ..............................        72,946
Net unrealized appreciation on investments .......................    19,946,823
                                                                    ------------
NET ASSETS .......................................................  $132,094,281
                                                                    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ....................     6,965,537
                                                                    ============

Net asset value and redemption price per share ...................  $      18.96
                                                                    ============

Maximum offering price per share (net asset
   value per share plus sales load of 4.20% of the offering price)  $      19.79
                                                                    ============

See notes to financial statements.

THE GOLDEN RAINBOW FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998
================================================================================
INVESTMENT INCOME
   Dividends ..................................................    $  1,255,079
   Interest ...................................................       5,136,345
                                                                   ------------
     TOTAL INVESTMENT INCOME ..................................       6,391,424
                                                                   ------------
EXPENSES
   Management fees (Note 3) ...................................       1,082,110
   12b-1 distribution and service fees - Class A (Note 3) .....         584,985
   Custodian's fees and expenses ..............................          52,118
   Shareholder report printing and mailing ....................          44,626
   Other expenses .............................................          37,136
                                                                   ------------
   Total expenses before expense reimbursement ................       1,800,975
     Expense reimbursement (Note 3) ...........................        (219,407)
                                                                   ------------
   Net expenses ...............................................       1,581,568
                                                                   ------------

NET INVESTMENT INCOME .........................................       4,809,856
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from investment transactions ............      17,391,584
   Net change in unrealized appreciation
      or depreciation of investments ..........................      (8,773,490)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       8,618,094
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $ 13,427,950
                                                                   ============

See notes to financial statements.

THE GOLDEN RAINBOW FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1998 and 1997
=======================================================================================================
                                                                           Year Ended       Year Ended
                                                                            June 30,         June 30,
                                                                              1998             1997
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .............................................   $   4,809,856    $   6,147,613
   Net realized gains on investments .................................      17,391,584        7,061,120
   Net change in unrealized appreciation/depreciation on investments .      (8,773,490)      12,505,157
                                                                         -------------    -------------
Net increase in net assets from operations ...........................      13,427,950       25,713,890
                                                                         -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ........................................      (4,808,630)      (6,084,217)
   From net realized gains on investments ............................     (10,825,570)      (3,654,423)
                                                                         -------------    -------------
Decrease in net assets from distributions to shareholders ............     (15,634,200)      (9,738,640)
                                                                         -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .........................................       8,787,070        6,057,561
   Reinvestment of distributions to shareholders .....................      14,819,001        8,979,282
   Payments for shares redeemed ......................................     (46,489,017)     (58,135,678)
                                                                         -------------    -------------
Net decrease in net assets from capital share transactions ...........     (22,882,946)     (43,098,835)
                                                                         -------------    -------------

TOTAL DECREASE IN NET ASSETS .........................................     (25,089,196)     (27,123,585)

NET ASSETS:

   Beginning of year .................................................     157,183,477      184,307,062
                                                                         -------------    -------------
   End of year .......................................................   $ 132,094,281    $ 157,183,477
                                                                         =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $      72,946    $      71,720
                                                                         =============    =============
SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold .......................................................         453,412          332,181
   Shares issued in reinvestment of distributions to shareholders ....         798,284          492,197
   Shares redeemed ...................................................      (2,425,023)      (3,180,078)
                                                                         -------------    -------------
   Net decrease in shares outstanding ................................      (1,173,327)      (2,355,700)
   Shares outstanding, beginning of year .............................       8,138,864       10,494,564
                                                                         -------------    -------------
   Shares outstanding, end of year ...................................       6,965,537        8,138,864
                                                                         =============    =============

See notes to financial statements.

THE GOLDEN RAINBOW FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended June 30,
                                                                 -----------------------------------------------------------------
                                                                    1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $   19.31     $   17.56     $   18.27     $   16.67     $   17.81
                                                                 ---------     ---------     ---------     ---------     ---------
Income from investment operations:
   Net investment income .....................................        0.65          0.66          0.73          0.69          0.66
   Net realized and unrealized gains (losses) on investments .        1.08          2.16          0.61          1.94         (0.89)
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations .............................        1.73          2.82          1.34          2.63         (0.23)
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   From net investment income ................................       (0.65)        (0.68)        (0.74)        (0.68)        (0.66)
   From net realized gains on investments ....................       (1.43)        (0.39)        (1.31)        (0.35)        (0.25)
                                                                 ---------     ---------     ---------     ---------     ---------
Total distributions ..........................................       (2.08)        (1.07)        (2.05)        (1.03)        (0.91)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value at end of period .............................   $   18.96     $   19.31     $   17.56     $   18.27     $   16.67
                                                                 =========     =========     =========     =========     =========

Total return (A) .............................................        9.5%         16.5%          7.8%         16.6%        (1.5)%
                                                                 =========     =========     =========     =========     =========
Ratios/Supplementary Data:

Ratio of net expenses to average net assets(B) ...............       1.08%         1.09%         1.06%         1.04%         0.96%

Ratio of net investment income to average net assets .........       3.29%         3.63%         4.01%         4.05%         3.70%

Portfolio turnover rate ......................................         54%           56%           83%           48%           31%

Net assets at end of period (000's) ..........................   $ 132,094     $ 157,183     $ 184,307     $ 191,473     $ 188,747

(A)  Total returns exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.23%, 1.24%, 1.26%, 1.27%, and 1.24% for the years ended June 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 3).

See notes to financial statements.

THE GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS
June 30, 1998
==============================================================================================
   SHARES     COMMON STOCKS --  43.6%                                                VALUE
----------------------------------------------------------------------------------------------
              BASIC MATERIALS -- 4.9%
    119,900   Barrick Gold Corporation ........................................   $  2,300,581
     21,700   E.I. du Pont de Nemours and Company Ltd. ........................      1,619,363
     85,050   Newmont Mining Corporation ......................................      2,009,306
     26,000   Oregon Steel Mills, Inc. ........................................        484,250
                                                                                  ------------
                                                                                     6,413,500
                                                                                  ------------
              CONSUMER, CYCLICAL -- 3.1%
     16,000   Bowne & Company, Inc. ...........................................        720,000
     19,400   Fabri-Centers Of America - Class A * ............................        531,075
     19,000   Furniture Brands International, Inc. * ..........................        533,188
     10,000   General Motors Corporation ......................................        668,125
     29,000   Jones Apparel Group, Inc. * .....................................      1,060,313
     10,000   Kellwood Company ................................................        357,500
     10,000   Kimball International - Class B .................................        181,250
                                                                                  ------------
                                                                                     4,051,451
                                                                                  ------------
              CONSUMER, NON-CYCLICAL -- 9.9%
     29,333   Bindley Western Industries ......................................        967,998
     53,000   Bristol-Myers Squibb Company ....................................      6,091,688
     13,000   Dean Foods Company ..............................................        714,188
      7,000   Kroger Company * ................................................        300,125
      5,000   Lilly (Eli) & Co. ...............................................        330,313
      2,300   Pfizer, Inc. ....................................................        249,981
     51,000   Premark International, Inc. .....................................      1,644,750
     20,000   Procter & Gamble Company ........................................      1,821,250
     15,000   Supervalu, Inc. .................................................        665,625
      5,000   Warner-Lambert, Inc. ............................................        346,875
                                                                                  ------------
                                                                                    13,132,793
                                                                                  ------------
              ENERGY -- 5.1%
     32,000   Exxon Corporation ...............................................      2,282,000
     21,000   Helmerich & Payne ...............................................        467,250
      5,000   Lakehead Pipeline LP. ...........................................        240,937
     17,000   Mobil Corporation ...............................................      1,302,625
     15,000   Snyder Oil Corporation ..........................................        299,062
     64,500   Williams Companies ..............................................      2,176,875
                                                                                  ------------
                                                                                     6,768,749
                                                                                  ------------

                                                                                             7

THE GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
==============================================================================================
   SHARES     COMMON STOCKS --  43.6%                                                VALUE
----------------------------------------------------------------------------------------------
              FINANCE -- 4.3%
     30,000   American Bankers Insurance Group ................................   $  1,803,750
     20,000   Lehman Brothers Holding Company .................................      1,551,250
     12,000   Life Re Corporation .............................................        984,000
      8,000   Public Storage Property Trust ...................................        224,000
     22,750   Security Capital Industrial Trust * .............................        568,750
     10,000   UMB Financial Corporation .......................................        495,000
                                                                                  ------------
                                                                                     5,626,750
                                                                                  ------------
              INDUSTRIAL  -- 2.7%
     19,000   Airborne Freight Corporation ....................................        663,812
      9,000   Case Corporation ................................................        434,250
      5,000   Lafarge Corporation .............................................        196,562
     36,000   Mohawk Industries, Inc. * .......................................      1,140,750
     37,000   Timken Company ..................................................      1,140,063
                                                                                  ------------
                                                                                     3,575,437
                                                                                  ------------
              INTERNATIONAL -- 2.3%
     25,000   Korea Electric Power SPN-ADR ....................................        178,125
     95,000   YPF S.A.-ADR ....................................................      2,855,937
                                                                                  ------------
                                                                                     3,034,062
                                                                                  ------------
              TECHNOLOGY -- 4.4%
     20,000   CTS Corporation .................................................        590,000
     69,800   Intel Corporation ...............................................      5,173,925
      5,000   Quantum Corporation * ...........................................        103,750
                                                                                  ------------
                                                                                     5,867,675
                                                                                  ------------
              UTILITIES -- 6.9%
     33,000   Columbia Energy Corporation .....................................      1,835,625
     35,500   Duke Energy Corporation .........................................      2,103,375
     90,400   Energen Corporation .............................................      1,819,300
     92,000   NIPSCO Industries ...............................................      2,576,000
      7,000   Pinnacle West Capital ...........................................        315,000
     20,000   Washington Water and Power Company ..............................        448,750
                                                                                  ------------
                                                                                     9,098,050
                                                                                  ------------

              TOTAL COMMON STOCKS (COST $40,309,042) ..........................   $ 57,568,467
                                                                                  ------------

==============================================================================================
  Par Value   CORPORATE BONDS -- 4.5%                                                 Value
----------------------------------------------------------------------------------------------
$ 2,625,000   Ameritech, 5.95%, 1/15/38 .......................................   $  2,668,861
  1,200,000   Bank One Texas, 6.25%, 2/15/08 ..................................      1,194,576
    500,000   GTE, 7.51%, 4/1/09 ..............................................        545,046
    500,000   Illinois Bell Telephone, 7.125%, 7/1/23 .........................        511,676
    500,000   Pacific G & E, 7.25%, 8/1/26 ....................................        523,673
    500,000   Procter & Gamble, 7.375%, 3/1/23 ................................        533,353
                                                                                  ------------

              TOTAL CORPORATE BONDS (COST $5,846,202) .........................   $  5,977,185
                                                                                  ------------

8

THE GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
==============================================================================================
  Par Value   U.S. GOVERNMENT & AGENCY BONDS -- 49.2%                                 Value
----------------------------------------------------------------------------------------------
$ 3,000,000   U.S. Treasury Notes, 5.375%, 2/15/01 ............................   $  2,989,689
  9,000,000   U.S. Treasury Notes, 6.250%, 4/30/01 ............................      9,165,942
  5,000,000   U.S. Treasury Notes, 6.500%, 5/31/01 ............................      5,126,565
  6,000,000   U.S. Treasury Notes, 5.500%, 1/31/03 ............................      5,994,378
 16,000,000   U.S. Treasury Notes, 6.250%, 2/15/07 ............................     16,760,000
  7,300,000   U.S. Treasury Notes, 6.125%, 8/15/07 ............................      7,598,847
    500,000   U.S. Treasury Bonds, 10.375%, 11/15/09 ..........................        625,469
  2,000,000   U.S. Treasury Bonds, 10.000%, 5/15/10 ...........................      2,490,626
  3,000,000   U.S. Treasury STRIPS, 0.000%, 5/15/08 ...........................      1,732,410
  3,000,000   Federal Home Loan Bank Bonds, 5.920%, 4/16/01 ...................      2,990,031
  5,000,000   Federal National Mortgage Association, 6.870%, 7/17/07 ..........      5,101,485
  1,000,000   Federal National Mortgage Association, 6.030%, 5/15/03 ..........      1,005,715
  3,352,448   Government National Mortgage Association, 7.500%, 9/15/26 .......      3,443,600
                                                                                  ------------

              TOTAL U.S. GOVERNMENT & AGENCY BONDS (COST $62,468,351) .........   $ 65,024,757
                                                                                  ------------
              SHORT-TERM INVESTMENTS -- 2.0%
              Star Treasury Money Market Fund (at cost) .......................   $  2,573,566
                                                                                  ------------

              TOTAL INVESTMENT SECURITIES -- 99.3% (COST $111,197,152) ........   $131,143,975

              OTHER ASSETS LESS LIABILITIES -- 0.7% ...........................        950,306
                                                                                  ------------

              NET ASSETS -- 100.0% ............................................   $132,094,281
                                                                                  ============

*  Non-income producing securities.

See notes to financial statements.

THE GOLDEN RAINBOW FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1998
================================================================================
1.   GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Golden Rainbow Fund (the "Fund") is a diversified series of The James Advantage Funds (the "Trust"), an open-end management investment company, organized as an Ohio business trust on August 29, 1997. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act").

The Fund seeks to provide total return through a combination of growth, income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in equity and/or debt securities that the Fund's adviser, James Investment Research, Inc. ("James") believes are undervalued.

At the close of business on June 26, 1998, the Fund acquired the assets and assumed the liabilities of The Golden Rainbow A James Advised Mutual Fund (the "Predecessor Fund") in a tax-free reorganization. As a result of the reorganization, the Fund assumed the financial history of the Predecessor Fund (See Note 4).

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, in accordance with generally accepted accounting principles.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to net asset value per share plus a sales load equal to 4.38% of net asset value (or 4.2% of the offering price). The redemption price per share is equal to the net asset value per share.

SECURITIES VALUATION
Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when market quotations are not readily available. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such security transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

THE GOLDEN RAINBOW FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
INVESTMENT INCOME
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

FEDERAL INCOME TAXES
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2.   SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term U.S. government obligations for the fiscal year ended June 30, 1998 equaled $49,601,284 and $66,454,938, respectively. Purchases and sales (including maturities) of investments in other long-term securities for the fiscal year ended June 30, 1998 equaled $25,692,012 and $38,430,119, respectively.

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

The net unrealized appreciation for financial reporting and federal income tax purposes aggregated $19,946,823, of which $22,065,535 related to appreciated securities and $2,118,712 related to depreciated securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Effective  June 26,  1998,  the Fund retains  James  Investment  Research,  Inc.
("James") to manage the Fund's investments. Under the Fund's Investment Management Agreement with James, the Fund pays a monthly management fee, at an annual rate of .74% of the average daily net assets of the Fund. James has agreed to waive a portion of its fee until at least June 30, 1999, so that the fee after waivers will be 0.65%. In addition, James may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

THE GOLDEN RAINBOW FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
Prior to June 26, 1998, the Predecessor Fund retained The John Nuveen Company ("Nuveen") as the investment manager of the Predecessor Fund. Under the Management Agreement with Nuveen, the Predecessor Fund paid a monthly management fee, at an annual rate of .74% of the average daily net assets of the Predecessor Fund. The management fee compensated Nuveen for overall investment advisory and administrative services and general office facilities. Under an Investment Advisory Agreement between the Predecessor Fund, Nuveen and James, Nuveen (not the Fund) paid James a monthly fee at an annual rate of .55% of the Fund's average daily net assets for its services as sub-adviser.

For the fiscal year ended June 30 ,1998, the Fund incurred management fees totalling $1,082,110, of which $1,071,429 was paid to Nuveen and $10,681 was paid to James. In addition, James earned $796,332 in fees under its sub-advisory contract with Nuveen.

Prior to June 26, 1998, the Predecessor Fund had a Distribution Agreement with Nuveen, pursuant to which Nuveen served as the exclusive selling agent and distributor of the Predecessor Fund's shares, and in that capacity made a continuous offering of the Predecessor Fund's shares and was responsible for all sales and promotion efforts. In addition, the Predecessor Fund had adopted a plan pursuant to Rule 12b-1 under the 1940 Act which permitted the Predecessor Fund to pay certain distribution and promotion expenses related to marketing its shares. The maximum amount payable by the Predecessor Fund under the 12b-1 Plan on an annualized basis was .40% of its average daily net assets. For the fiscal year ended June 30, 1998, Nuveen earned $10,233 in commissions on the sale of Fund shares and the Fund paid Nuveen $361,970 under the 12b-1 Plan. Nuveen permanently waived $219,407 of fees under the 12b-1 Plan during the period.

Effective June 26, 1998, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act which is essentially identical to the Predecessor Fund's 12b-1 Plan.

4.   REORGANIZATION OF THE GOLDEN RAINBOW FUND
The Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, all assets and liabilities of the Predecessor Fund, which had substantially identical investment objectives and policies as the Fund, were transferred in exchange for all capital shares of the Fund. The Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the Fund in exchange for and in cancellation of its capital shares.

For federal income tax purposes, the reorganization qualified as a tax-free reorganization with no tax consequences to the Predecessor Fund, the Fund or its shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

To the Board of Trustees and Shareholders of The Golden Rainbow Fund:

We have audited the accompanying statement of assets and liabilities of The Golden Rainbow Fund ("the Fund"), including the schedule of investments, as of June 30, 1998, the related statement of operations for the year then ended and the statement of changes in net assets, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Golden Rainbow Fund at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                             DELOITTE & TOUCHE LLP

Dayton, Ohio
August 13, 1998

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                                                                              15

                              INVESTMENT ADVISER
                         James Investment Research, Inc.
                                   P.O. Box 8
                                Alpha, Ohio 45301
                             jamesfunds@jir-inc.com

                                        o

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                        o

                                 TRANSFER AGENT
                         Countrywide Fund Services, Inc.
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                        o

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                           1700 Courthouse Plaza, N.E.
                               Dayton, Ohio 45402

                                        o

                                   DISTRIBUTOR
                           CW Fund Distributors, Inc.
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                        o

                                  LEGAL COUNSEL
                             Brown, Cummins & Brown
                                3500 Carew Tower
                             Cincinnati, Ohio 45202